SUBJECT TO REVISION
SERIES TERM SHEET, DATED November 13, 2001

                                 $715,000,027
                         USAA AUTO OWNER TRUST 2001-2,
                                    Issuer
                           USAA Federal Savings Bank
                              Seller and Servicer

The trust will issue the following securities:

-------------------------------------------------------------------------------------------------------------
                                                                                                    Final
                                                      Initial                                     Scheduled
                                                     Principal            Per Annum                Payment
                                                      Amount          Interest Rate(1)               Date
                                                      ------          ----------------               ----

  Class A-1 Notes.............................     $191,000,000                 %           December 16, 2002
  Class A-2 Notes.............................     $166,000,000                 %                May 17, 2004
  Class A-3 Notes.............................     $249,000,000                 %           February 15, 2006
  Class A-4 Notes.............................     $ 91,125,000                 %              April 16, 2007
  Class B Certificates(2).....................     $ 17,875,027                 %              April 15, 2008

(1) Interest generally will accrue on the Class A-1 Notes from payment date to payment date, and on the Class A-2, Class A-3 and Class A-4 Notes from the 15th day of each month to the 15th day of the succeeding month.

(2) An affiliate of the seller will purchase all of the Class B certificates from the seller.

-------------------------------------------------------------------------------------------------------------

           The securities are not obligations of USAA Federal Savings Bank or any of its affiliates. Neither the securities nor the underlying motor vehicle loans are insured or guaranteed by any governmental agency.

           This term sheet contains structural and collateral information about the securities, but does not contain complete information about the offering of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the securities. If the offer, solicitation or sale of the securities in any jurisdiction would be unlawful before the securities are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the securities in that jurisdiction.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this term sheet. Any representation to the contrary is a criminal offense

                           Joint Global Coordinators

    Deutsche Banc Alex. Brown                          Salomon Smith Barney

                                  Co-Managers

    Banc of America Securities LLC

                                 Banc One Capital Markets, Inc.

                                                                      JPMorgan

                      SUMMARY OF TERMS OF THE SECURITIES

           The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. To understand all of the terms of the offering of the securities, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.

Issuer

USAA Auto Owner Trust 2001-2.


Offered Securities

o    $191,000,000 Class A-1 ____% Asset Backed Notes

o    $166,000,000 Class A-2 ____% Asset Backed Notes

o    $249,000,000 Class A-3 ____% Asset Backed Notes

o    $91,125,000 Class A-4 ____% Asset Backed Notes

o    $17,875,027 Class B _____% Asset Backed Certificates

An affiliate of the seller will purchase all of the certificates from the seller.


Closing Date

The trust expects to issue the securities on [ ], 2001.


Cut-off Date

The seller will transfer the receivables to the trust as of November 1, 2001.


Seller and Servicer

USAA Federal Savings Bank.


Owner Trustee

First Union Trust Company, National Association.


Indenture Trustee

The Chase Manhattan Bank.


Payment Dates

On the 15th day of each month (or if the 15th day is not a Business Day, the next Business Day), the trust will pay interest and principal on the securities.


First Payment Date

The first payment date will be December 17, 2001.


Record Dates

On each payment date, the trust will pay interest and principal to the holders of the securities as of the related record date. The record dates for the securities will be the day immediately preceding the payment date. If definitive securities are issued for the securities, the record date will be the last day of the month immediately preceding the payment date.


Interest Rates

On each payment date, the trust will pay interest on each class of securities at a fixed rate of interest.


Interest Accrual

Class A-1 Notes

"Actual/360", accrued from the prior payment date (or the closing date, in the case of the first payment date) to and excluding the current payment date.

                                       2

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Certificates

"30/360", accrued from the 15th day of the previous month (or the closing date, in the case of the first payment date) to and excluding the 15th day of the current month.

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each payment date will be the product of:

1.    the outstanding principal balance;

2.    the interest rate; and

3.    (i)  in the case of the Class A-1 Notes:

           the actual number of days in the accrual period divided by 360; and

      (ii) in the case of the other classes of notes and the certificates:

           30 (or in the case of the first payment date, [ ]) divided by 360.


Priority of Distributions

From collections on the receivables received during the prior calendar month and amounts withdrawn from the reserve account, the trust will pay the following amounts on each payment date in the following order of priority, after reimbursement of advances made in prior months by the servicer for interest payments due from obligors but not received:

(1)   Servicing Fee--the servicing fee payable to the servicer;

(2) Note Interest--interest due on all the notes ratably to the holders of each class of notes;

(3) Priority Note Principal Payment--a payment of principal of the notes to be distributed in the same manner as described under clause (5) below in an amount equal to the excess, if any, of:

o     the principal balance of the notes over

o     the principal balance of the receivables.

(4) Certificate Interest--interest distributable to the holders of the certificates; however, if the notes have been accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, this distribution will instead be made only after the notes have been paid in full;

(5)   Regular Principal Payment

      An amount generally equal to the sum of the principal collections on the receivables during the prior calendar month and the aggregate principal balance (net of liquidation proceeds applied to principal) of all receivables designated as "defaulted receivables" in that month (less any amounts distributed under clause (3) above) will be applied to pay principal on the securities in the following amounts in the following order of priority:

      (i)  on the Class A-1 Notes until they are paid in full;

      (ii) on the Class A-2 Notes until they are paid in full;

      (iii)on the Class A-3 Notes until they are paid in full;

      (iv) on the Class A-4 Notes until they are paid in full; and

      (v)  on the certificates until they are paid in full.

      If payment of the notes is accelerated after an event of default due to a breach of a material covenant or agreement by the trust, all of the funds remaining after clause (4) will be paid as principal to the holders of Class A-1 Notes until the Class A-1 Notes have been paid in full, then to pay principal pro rata on all of the remaining classes of the notes until they are paid in full and then any remaining amounts will be distributed to the holders of the certificates until the certificates are paid in full. If payment of the notes is accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, all of the funds remaining after clause (2) will, first, be paid as principal

                                       3

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

      to the holders of Class A-1 Notes until the Class A-1 Notes have been paid in full, then any remaining amounts will be paid as principal pro rata on all of the remaining classes of notes until they are paid in full and then any remaining amounts will be distributed to the holders of the certificates, first to pay interest distributable to the holders of the certificates, and second to pay principal on the certificates until they are paid in full;

(6) Final Scheduled Payment Date--if the payment date is a final scheduled payment date for a class of securities, the amount, if any, necessary to pay that class in full after giving effect to the payment pursuant to clause (5) will be paid on that class;

(7) Reserve Account Deposit--to the reserve account, the amount, if any, necessary to reinstate the balance of the reserve account up to its required amount;

(8) Indenture Trustee and Owner Trustee Fees and Expenses--to pay any unpaid fees, expenses and indemnification of the indenture trustee and owner trustee; however, if the notes are accelerated after an event of default, all fees, expenses and indemnification owing to the indenture trustee and owner trustee will be paid prior to clause (1); and

(9) any amounts remaining after the above distributions will be distributed to the seller.


Credit Enhancement

The credit enhancement for the securities will be as follows:


Subordination of Principal and Interest

Payments of interest on the certificates will be subordinated to payments of interest on the notes and, in certain circumstances, to payments of priority note principal, and no payments of principal will be made on the certificates until the notes have been paid in full. If an event of default occurs because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust and the notes are accelerated, no payments will be made on the certificates until the notes are paid in full.


Reserve Account

On the closing date, the trust will deposit $3,575,000.14 or 0.50% of the principal balance of the receivables as of the cut-off date, to the reserve account.

On each payment date, if collections on the receivables are insufficient to pay the first six items listed in "Priority of Distributions" above, the indenture trustee will withdraw funds from the reserve account to pay such amounts.

Generally, the balance required to be on deposit in the reserve account will be the greater of (a) 0.75% of the outstanding principal balance of the receivables and (b) 0.50% of the principal balance of the receivables as of the cut-off date. If the average delinquency ratio or the average net loss ratio exceeds its specified trigger level, then those percentages will be 2.50% and 0.75%, respectively, until the average delinquency ratio and the average net loss ratio are equal to or less than its specified trigger level for at least six consecutive payment dates.

On each payment date, the trust will deposit into the reserve account, to the extent necessary to reinstate the required balance of the reserve account, any collections on the receivables remaining after the first six items listed in "Priority of Distributions" above are satisfied.

On each payment date, the trust will distribute to the seller funds on deposit in the reserve account in excess of the required balance.


Optional Prepayment

The servicer has the option to purchase the receivables on any payment date on which the aggregate principal balance of the receivables is


                                       4

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

5% or less of the aggregate principal balance of the receivables as of the cut-off date. The purchase price will equal the outstanding principal balance of the receivables plus interest accrued thereon at the weighted average interest rate borne by the securities. The trust will apply such payment to the payment of the securities in full.

It is expected that at the time this purchase option becomes available to the servicer, only the Class A-4 Notes and the certificates will be outstanding.


Final Scheduled Payment Dates

The trust is required to pay the entire principal amount of each class of securities, to the extent not previously paid, on the respective final scheduled payment dates specified on the cover page of this term sheet.


Property of the Trust

The property of the trust will include the following:

o the receivables and the collections on the receivables on or after the cut-off date;

o    security interests in the vehicles financed by the receivables;

o    certain bank accounts; and

o rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables.


Composition of the Receivables

The composition of the receivables as of the cut-off date is as follows:

Aggregate Principal Balance            $715,000,027.45
Number of Receivables                  43,566
Current Principal Balance
       Average.................        $16,411.88
       Range...................        $501.31 to $97,047.09
Original Amount Financed
       Average.................        $20,748.71
       Range...................        $3,571.88 to $110,000.00
Weighted Average Contract Rate         7.64%
       Range...................        6.24% to 17.45%
Weighted Average Original Term         62.20 months
       Range...................        11 months to  72 months
Weighted Average Remaining Term        51.03 months
       Range...................        6 months to  71 months


Servicer of the Receivables

The trust will pay the servicer a servicing fee on each payment date for the previous month equal to 1/12th of 0.50% of the principal balance of the receivables at the beginning of the previous month (except the servicing fee on the first payment date will be adjusted to reflect the long initial collection period). In addition to the servicing fee, the trust will also pay the servicer a supplemental servicing fee equal to any late fees and other administrative fees and expenses, if any, collected during each month and any reinvestment earnings on any payments received on the receivables and deposited into the collection account.


Ratings

It is a condition to the issuance of the securities that:

o the Class A-1 Notes be rated in the highest short-term rating category by Moody's and Standard & Poor's;

o the Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes be rated in the highest long-term rating category by Moody's and Standard & Poor's; and

o the certificates be rated at least "BBB" (or its equivalent) by Moody's and Standard & Poor's.

A rating is not a recommendation to purchase, hold or sell the offered notes and certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the securities address the likelihood of the payment of principal and interest on the securities according to their terms. A rating agency


                                       5

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

rating the securities may lower or withdraw its rating in the future, in its discretion, as to any class of securities.


Minimum Denominations

Notes.............   $1,000 and integral multiples of $1,000

Certificates......   $1,000 and integral multiples of $1,000


Registration, Clearance and Settlement

Notes.............   book-entry through DTC/Clearstream/Euroclear

Certificates......   book-entry through DTC


Risk Factors

Investments in the securities is subject to various risks, many of which will be described under the caption "Risk Factors" in the final prospectus supplement and prospectus relating to the securities, each of which should be read carefully in connection with any decision to invest in any class of securities.


                                       6

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                             THE RECEIVABLES POOL

           The trust will own a pool of receivables consisting of motor vehicle installment loans secured by security interests in the motor vehicles financed by those loans. The pool will consist of the receivables which the seller transfers to the trust on the closing date. The receivables will include payments on the receivables which are made on or after the cut-off date. The receivables were selected from the seller's portfolio for inclusion in the pool by several criteria, some of which will be set forth in the prospectus under "The Receivables Pools." These criteria include the requirement that each receivable:

          1. has a remaining maturity, as of the cut-off date, of not less than six months and not more than 72 months;

          2. with respect to loans secured by new financed vehicles, had an original maturity of not less than 12 months and not more than 72 months; with respect to loans secured by used financed vehicles, had an original maturity of not less than nine months and not more than 60 months;

          3. is a fully-amortizing, fixed rate simple interest loan which provides for level scheduled monthly payments (except for the last payment, which may be minimally different from the level payments) over its remaining term and has a simple interest contract rate (a "Contract Rate") that equals or exceeds 6.24% per annum, is not secured by any interest in real estate, and has not been identified on the computer files of the seller as relating to an obligor who had requested a reduction in the periodic finance charges, as of the cut-off date, by application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended;

          4. is secured by a financed vehicle that, as of the cut-off date, had not been repossessed without reinstatement;

          5. has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the cut-off date;

          6. has no payment more than 30 days past due as of the cut-off date; and

          7. has a remaining principal balance, as of the cut-off date, of not less than $500.

           The receivables were selected from the seller's portfolio of installment loans for new and used vehicles, in each case meeting the criteria described above and in the prospectus. No selection procedures believed by the seller to be adverse to the securityholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than September 27, 2007.

           The composition, geographical distribution and distribution by Contract Rate of the receivables as of the cut-off date are set forth in the following tables.


                                       7

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                        Composition of the Receivables

Aggregate Principal Balance......................................      $715,000,027.45
Number of Receivables............................................      43,566
Current Principal Balance
       Average...................................................      $16,411.88
       Range.....................................................      $501.31 to $97,047.09
Original Amount Financed
       Average...................................................      $20,748.71
       Range.....................................................      $3,571.88 to $110,000.00
Weighted Average Contract Rate...................................      7.64%
       Range.....................................................      6.24% to 17.45%
Weighted Average Original Term...................................      62.20 months
       Range.....................................................      11 months to 72 months
Weighted Average Remaining Term..................................      51.03 months
       Range.....................................................      6 months to 71 months
Percentage of Aggregate Principal Balance of Receivables for
    New/Used Vehicles............................................      81.36%/18.64%


                                      8

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                   Geographic Distribution of the Receivables as of the Cut-off Date
                                                                                                     Percentage of
                                                                                                       Aggregate
                                                                  Number of             Principal      Principal
State(1)                                                         Receivables           Balance(2)      Balance(3)
--------                                                         -----------           ----------      ----------
Alabama.................................................               696           $11,313,707.08        1.58%
Alaska..................................................               271             4,742,134.55        0.66
Arizona.................................................             1,458            24,747,310.04        3.46
Arkansas................................................               424             6,853,378.08        0.96
California..............................................             4,428            75,672,850.95       10.58
Colorado................................................             1,398            23,726,153.46        3.32
Connecticut.............................................               487             7,652,950.41        1.07
Delaware................................................               132             2,011,732.12        0.28
District of Columbia....................................               542             9,139,701.63        1.28
Florida.................................................             2,905            47,117,327.80        6.59
Georgia.................................................             1,867            30,817,081.75        4.31
Hawaii..................................................               445             7,231,245.75        1.01
Idaho...................................................               220             3,479,948.71        0.49
Illinois................................................               798            13,254,158.57        1.85
Indiana.................................................               307             5,008,961.32        0.70
Iowa....................................................               135             2,173,496.38        0.30
Kansas..................................................               471             7,649,599.86        1.07
Kentucky................................................               348             5,404,714.11        0.76
Louisiana...............................................               630            10,153,422.27        1.42
Maine...................................................               177             2,776,990.09        0.39
Maryland................................................             1,353            21,846,299.63        3.06
Massachusetts...........................................               507             7,462,613.97        1.04
Michigan................................................               505             7,938,154.08        1.11
Minnesota...............................................               422             6,804,161.68        0.95
Mississippi.............................................               250             4,045,155.56        0.57
Missouri................................................               637            10,363,381.61        1.45
Montana.................................................               149             2,386,125.45        0.33
Nebraska................................................               179             3,093,275.15        0.43
Nevada..................................................               447             7,557,639.14        1.06
New Hampshire...........................................               250             3,940,854.04        0.55
New Jersey..............................................               955            14,868,766.28        2.08
New Mexico..............................................               564             9,042,441.33        1.26
New York................................................             1,325            20,961,136.34        2.93
North Carolina..........................................             1,446            22,867,729.75        3.20
North Dakota............................................                60               958,128.03        0.13
Ohio....................................................               740            11,791,895.75        1.65
Oklahoma................................................               608            10,167,093.16        1.42
Oregon..................................................               475             7,862,596.09        1.10
Pennsylvania............................................               813            12,685,983.45        1.77
Rhode Island............................................               152             2,323,892.75        0.33
South Carolina..........................................               608             9,734,598.89        1.36
South Dakota............................................                73             1,182,062.96        0.17
Tennessee...............................................               715            11,711,810.66        1.64
Texas...................................................             7,488           125,191,588.57       17.51
Utah....................................................               250             4,043,454.72        0.57
Vermont.................................................                90             1,255,895.28        0.18
Virginia................................................             2,589            42,084,414.77        5.89
Washington..............................................             1,316            22,232,627.22        3.11
West Virginia...........................................               124             2,027,234.20        0.28
Wisconsin...............................................               250             4,131,323.86        0.58
Wyoming.................................................                87             1,510,828.15        0.21
      Total.............................................            43,566          $715,000,027.45      100.00%
                                                                    ======           ==============      ======

--------
(1) Based on the billing addresses of the obligors as of the cut-off date.
(2) May not add to $715,000,027.45 due to rounding.
(3) May not add to 100.00% due to rounding.


                                       9

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                                      Distribution by Contract Rate of the Receivables as of the Cut-off Date


                                                                                                      Percentage of
                                                                                                        Aggregate
                                                                      Number of          Principal      Principal
Contract Rate                                                        Receivables        Balance(1)      Balance(2)
-------------                                                       -----------        ----------       ----------
6.01% to 6.50%................................................              52        $  922,491.27        0.13%
6.51% to 7.00%................................................          13,672       262,850,660.01       36.76
7.01% to 7.50%................................................          12,162       199,902,997.92       27.96
7.51% to 8.00%................................................           7,022       110,901,427.52       15.51
8.01% to 8.50%................................................           3,656        54,027,693.85        7.56
8.51% to 9.00%................................................           2,308        33,942,576.65        4.75
9.01% to 9.50 %...............................................             605         8,595,063.32        1.20
9.51% to 10.00%...............................................             831         9,595,958.21        1.34
10.01% to 10.50%..............................................           1,108        10,723,390.92        1.50
10.51% to 11.00%..............................................             704         8,177,782.37        1.14
11.01% to 11.50%..............................................             326         3,830,663.74        0.54
11.51% to 12.00%..............................................             479         5,048,006.36        0.71
12.01% to 12.50%..............................................             182         2,046,161.62        0.29
12.51% to 13.00%..............................................             117         1,393,419.30        0.19
13.01% to 13.50%..............................................              92           793,692.05        0.11
13.51% to 14.00%..............................................             110           943,258.04        0.13
14.01% to 14.50%..............................................              39           405,089.07        0.06
14.51% to 15.00%..............................................              70           606,170.75        0.08
15.01% to 15.50%..............................................              15           155,542.28        0.02
15.51% to 16.00%..............................................               5            44,012.67        0.01
16.01% to 16.50%..............................................               6            49,398.13        0.01
16.51% to 17.00%..............................................               2            14,386.14        0.00
17.01% to 17.50%..............................................               3            30,185.26        0.00
      Total...................................................          43,566      $715,000,027.45      100.00%
                                                                        ======      ===============      ======

------------
(1) May not add to $715,000,027.45 due to rounding.
(2) May not add to 100.00% due to rounding.


                                      10

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

          THE BANK'S DELINQUENCY, LOAN LOSS AND RECOVERY INFORMATION

           The following tables set forth information with respect to the experience of USAA Federal Savings Bank (the "Bank") relating to delinquencies, loan losses and recoveries for each of the periods shown for the portfolio of motor vehicle loans originated and serviced by the Bank. The portfolio of motor vehicle loans originated and serviced by the Bank during the periods shown includes both fixed rate motor vehicle loans and variable rate motor vehicle loans. The Bank does not maintain separate records with respect to fixed rate motor vehicle loans and variable rate motor vehicle loans regarding delinquency, loan loss and recovery experience. The receivables to be sold to the trust will include only fixed rate motor vehicle loans. The following tables also include information with respect to certain consumer loans which are not motor vehicle loans. These other consumer loans did not exceed 15% of outstandings as of each of the dates shown in the following tables. The Bank believes that the inclusion of variable rate motor vehicle loans and these other consumer loans has an immaterial effect on the information set forth in the following tables with respect to the Bank's experience relating to delinquencies, loan losses and recoveries on its fixed rate motor vehicle loans.



                                                              Delinquency Experience

                                        At September 30,                                     At December 31,
                         --------------------------------------------------   ------------------------------------------------
                                     2001                     2000                     2000                   1999
                         -------------------------   ----------------------   ----------------------   -----------------------
                          Dollars          Number      Dollars      Number     Dollars       Number     Dollars        Number
                         (in 000s)        of Loans    (in 000s)    of Loans   (in 000s)     of Loans   (in 000s)      of Loans
                         ---------        --------    ---------    --------   ---------     --------   ---------      --------

Outstandings ...........    $4,616,668    344,226    $4,046,431    307,256    $4,116,093    313,742    $3,661,825     283,810
Delinquencies over
   30 days(1)(2)........    $   17,824      l,890    $   14,481      1,474    $   18,667      1,919    $   16,927       1,689
Delinquencies over
   30 days(%)(3) .......         0.39%      0.55%         0.36%      0.48%         0.45%      0.61%         0.46%       0.60%


                                                             At December 31,
                              -------------------------------------------------------------------------------
                                        1998                       1997                      1996
                              ------------------------   -------------------------   ------------------------
                               Dollars         Number     Dollars          Number     Dollars         Number
                              (in 000s)       of Loans   (in 000s)        of Loans   (in 000s)       of Loans
                              ---------       --------   ---------        --------   ---------       --------

Outstandings ...........     $2,802,144       234,281    $2,076,318       186,560    $1,687,922       159,812
Delinquencies over
   30 days(1)(2) .......     $   12,297         1,366    $    7,028           871    $    8,634         1,082
Delinquencies over
   30 days(%)(3) .......          0.44%         0.58%         0.34%         0.47%         0.51%         0.68%

(1)  Delinquencies include principal amounts only.

(2) The period of delinquency is based on the number of days payments are contractually past due.

(3)  As a percent of outstandings.


                                                    Loan Loss Experience

                                         Nine Months
                                     Ended September 30,                               Year Ended December 31,
                                     -------------------------  ------------------------------------------------------------------
                                       2001           2000          2000          1999            1998         1997         1996
                                       ----           ----          ----          ----            ----         ----         ----
                                                                           (Dollars in 000s)

Number of Loans(1)...............      344,226       307,256       313,742        283,810        234,281      186,560      159,812
Period Ending Outstandings.......   $4,616,668    $4,046,431    $4,116,093     $3,661,825     $2,802,144   $2,076,318   $1,687,922
Average Outstandings(2)..........   $4,382,855    $3,895,932    $3,933,887     $3,281,001     $2,375,294   $1,867,280   $1,527,686
Number of Gross Charge-Offs......        1,586         1,217         1,635          1,413            892          653          805
Gross Charge-Offs(3).............      $16,829       $13,735       $18,277        $16,066         $9,311       $6,157       $4,131
Gross Charge-Offs as a % of
  Period End Outstandings(4).....        0.49%         0.45%         0.44%          0.44%          0.33%        0.30%        0.24%
Gross Charge-Offs as a % of
  Average Outstandings(4)........        0.51%         0.47%         0.46%          0.49%          0.39%        0.33%        0.27%
Recoveries(5)....................       $8,812        $7,006        $8,927         $7,296         $4,856       $2,158       $1,068
Net Charge-Offs(6)...............       $8,018        $6,726        $9,350         $8,770         $4,455       $3,999       $3,063
Net Charge-Offs as a % of
  Period End Outstandings(4).....        0.23%         0.22%         0.23%          0.24%          0.16%        0.19%        0.18%
Net Charge-Offs as a % of
  Average Outstandings(4)........        0.24%         0.23%         0.24%          0.27%          0.19%        0.21%        0.20%


                                      11

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

----------
(1)  Number of loans as of period end.

(2) Averages were computed by taking an average of daily outstandings for the loans owned by the Bank combined with an average of month-end outstandings for the loans sold and serviced by the Bank for each period presented.

(3) Prior to July 1997, the amount charged off is the remaining principal balance less proceeds from the sale of repossessed vehicles or, in the case of repossessed vehicles which have not yet been sold, the remaining principal balance less estimated proceeds from the sale of such repossessed vehicles. As of July 1997, amounts charged off represent the remaining principal balance.

(4) Percentages have been annualized for the nine months ended September 30 and are not necessarily indicative of the experience for the entire year.

(5) Recoveries are not net of expenses and generally include amounts received with respect to loans previously charged off. Prior to July 1997, the proceeds realized in connection with the sale of the financed vehicles are not included in recoveries.

(6) Net charge-offs means gross charge-offs minus recoveries of loans previously charged off.

           The data presented in the foregoing tables are for illustrative purposes only. "Outstandings" as used in the foregoing tables means the principal balance of all consumer loans (including motor vehicle loans) serviced by the Bank as of the specified date. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors. The mix of the credit quality of the obligors will vary from time to time and will affect losses and delinquencies. In order to increase the number of potential applicants for its motor vehicle loans, the Bank broadened its underwriting standards in 1997. Consequently, the Bank expects that its future loan loss and delinquency experience will be less favorable than the results shown in the two preceding tables. We cannot assure you that the loan loss and delinquency experience of the trust will be similar to the loan loss and delinquency levels for the Bank's entire portfolio as shown in the two preceding tables or even the higher level expected by the Bank for its entire portfolio in the future.


                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

           The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average life of the securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

           Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

           The rate of payment of principal of each class of notes and the certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final payment of any class of notes and the final distribution in respect of the certificates could occur significantly earlier than the respective Final Scheduled Payment Dates. The noteholders and the certificateholders will exclusively bear any reinvestment risk associated with early payment of their notes and certificates.

                                      12

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

           The tables (the "ABS Tables") captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages," respectively, have been prepared on the basis of the characteristics of the receivables. The ABS Tables assume that:

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     o each scheduled monthly payment on the receivables is scheduled to be made and is made on the last day of each month and each month has 30 days;

     o payments on the notes and the certificates are made on each payment date (and each payment date is assumed to be the fifteenth day of the applicable month);

     o the balance in the reserve account on each payment date is equal to the required amount; and

     o    the notes and certificates are issued on November 20, 2001.


           The ABS Tables indicate the projected weighted average life of each class of notes and the certificates and set forth the percent of the initial principal amount of each class of notes and the percent of the initial certificate balance of the certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

           The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, contract rate of interest, original term to maturity and remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of November 1, 2001.


                                                                                      Original Term to      Remaining Term to
                                                 Aggregate            Contract Rate       Maturity              Maturity
Pool                                         Principal Balance         of Interest       (In Months)           (In Months)
----                                         -----------------         -----------       -----------           -----------
1..................................        $     19,331,775.75            7.8170%              49                 17
2..................................        $     76,238,013.20            7.7170%              55                 31
3..................................        $    165,826,891.79            7.8570%              59                 43
4..................................        $    299,139,973.28            7.6660%              62                 55
5..................................        $    154,463,373.43            7.2900%              72                 67

           The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes and the certificates.

                                      13

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                            Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                                   Class A-1 Notes
                                                   -------------------------------------------------------------------------------
Payment Date                                            0.50%          1.00%       1.30%        1.50%        1.70%        2.00%
------------                                            -----          -----       -----        -----        -----        -----
Closing Date.....................................     100.00%        100.00%     100.00%      100.00%      100.00%      100.00%
December 15, 2001................................      91.20          88.98       87.49        86.40        85.23        83.26
January 15, 2002.................................      82.43          78.08       75.16        73.03        70.74        66.89
February 15, 2002................................      73.68          67.31       63.01        59.89        56.53        50.89
March 15, 2002...................................      64.97          56.65       51.04        46.98        42.60        35.27
April 15, 2002...................................      56.30          46.11       39.26        34.30        28.96        20.03
May 15, 2002.....................................      47.65          35.70       27.66        21.85        15.60         5.17
June 15, 2002....................................      39.04          25.41       16.26         9.65         2.54         0.00
July 15, 2002....................................      30.46          15.25        5.05         0.00         0.00         0.00
August 15, 2002..................................      21.91           5.21        0.00         0.00         0.00         0.00
September 15, 2002...............................      13.40           0.00        0.00         0.00         0.00         0.00
October 15, 2002.................................       4.92           0.00        0.00         0.00         0.00         0.00
November 15, 2002................................       0.00           0.00        0.00         0.00         0.00         0.00
December 15, 2002................................       0.00           0.00        0.00         0.00         0.00         0.00
January 15, 2003.................................       0.00           0.00        0.00         0.00         0.00         0.00
February 15, 2003................................       0.00           0.00        0.00         0.00         0.00         0.00
March 15, 2003...................................       0.00           0.00        0.00         0.00         0.00         0.00
April 15, 2003...................................       0.00           0.00        0.00         0.00         0.00         0.00
May 15, 2003.....................................       0.00           0.00        0.00         0.00         0.00         0.00
June 15, 2003....................................       0.00           0.00        0.00         0.00         0.00         0.00
July 15, 2003....................................       0.00           0.00        0.00         0.00         0.00         0.00
August 15, 2003..................................       0.00           0.00        0.00         0.00         0.00         0.00
September 15, 2003...............................       0.00           0.00        0.00         0.00         0.00         0.00
October 15, 2003.................................       0.00           0.00        0.00         0.00         0.00         0.00
November 15, 2003................................       0.00           0.00        0.00         0.00         0.00         0.00
December 15, 2003................................       0.00           0.00        0.00         0.00         0.00         0.00
January 15, 2004.................................       0.00           0.00        0.00         0.00         0.00         0.00
February 15, 2004................................       0.00           0.00        0.00         0.00         0.00         0.00
March 15, 2004...................................       0.00           0.00        0.00         0.00         0.00         0.00
April 15, 2004...................................       0.00           0.00        0.00         0.00         0.00         0.00
May 15, 2004.....................................       0.00           0.00        0.00         0.00         0.00         0.00
June 15, 2004....................................       0.00           0.00        0.00         0.00         0.00         0.00
July 15, 2004....................................       0.00           0.00        0.00         0.00         0.00         0.00
August 15, 2004..................................       0.00           0.00        0.00         0.00         0.00         0.00
September 15, 2004...............................       0.00           0.00        0.00         0.00         0.00         0.00
October 15, 2004.................................       0.00           0.00        0.00         0.00         0.00         0.00
November 15, 2004................................       0.00           0.00        0.00         0.00         0.00         0.00
December 15, 2004................................       0.00           0.00        0.00         0.00         0.00         0.00
January 15, 2005.................................       0.00           0.00        0.00         0.00         0.00         0.00
February 15, 2005................................       0.00           0.00        0.00         0.00         0.00         0.00
March 15, 2005...................................       0.00           0.00        0.00         0.00         0.00         0.00
April 15, 2005...................................       0.00           0.00        0.00         0.00         0.00         0.00
May 15, 2005.....................................       0.00           0.00        0.00         0.00         0.00         0.00
June 15, 2005....................................       0.00           0.00        0.00         0.00         0.00         0.00
July 15, 2005....................................       0.00           0.00        0.00         0.00         0.00         0.00
August 15, 2005..................................       0.00           0.00        0.00         0.00         0.00         0.00
September 15, 2005...............................       0.00           0.00        0.00         0.00         0.00         0.00
October 15, 2005.................................       0.00           0.00        0.00         0.00         0.00         0.00
November 15, 2005................................       0.00           0.00        0.00         0.00         0.00         0.00
December 15, 2005................................       0.00           0.00        0.00         0.00         0.00         0.00
January 15, 2006.................................       0.00           0.00        0.00         0.00         0.00         0.00
February 15, 2006................................       0.00           0.00        0.00         0.00         0.00         0.00
March 15, 2006...................................       0.00           0.00        0.00         0.00         0.00         0.00
April 15, 2006...................................       0.00           0.00        0.00         0.00         0.00         0.00
May 15, 2006.....................................       0.00           0.00        0.00         0.00         0.00         0.00
June 15, 2006....................................       0.00           0.00        0.00         0.00         0.00         0.00
July 15, 2006....................................       0.00           0.00        0.00         0.00         0.00         0.00
August 15, 2006..................................       0.00           0.00        0.00         0.00         0.00         0.00
September 15, 2006...............................       0.00           0.00        0.00         0.00         0.00         0.00
October 15, 2006.................................       0.00           0.00        0.00         0.00         0.00         0.00
November 15, 2006................................       0.00           0.00        0.00         0.00         0.00         0.00
December 15, 2006................................       0.00           0.00        0.00         0.00         0.00         0.00
January 15, 2007.................................       0.00           0.00        0.00         0.00         0.00         0.00
February 15, 2007................................       0.00           0.00        0.00         0.00         0.00         0.00
March 15, 2007...................................       0.00           0.00        0.00         0.00         0.00         0.00
April 15, 2007...................................       0.00           0.00        0.00         0.00         0.00         0.00
May 15, 2007.....................................       0.00           0.00        0.00         0.00         0.00         0.00
June 15, 2007....................................       0.00           0.00        0.00         0.00         0.00         0.00
Weighted Average Life (years) (1)................       0.51           0.42        0.37         0.35         0.32         0.29
Weighted Average Life to Call (years) (1) (2)....       0.51           0.42        0.37         0.35         0.32         0.29

--------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

           The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                                Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                                      Class A-2 Notes
                                                         -------------------------------------------------------------------------
Payment Date                                             0.50%         1.00%         1.30%        1.50%        1.70%         2.00%
------------                                             -----         -----         -----        -----        -----         -----

Closing Date.......................................     100.00%       100.00%       100.00%      100.00%      100.00%       100.00%
December 15, 2001..................................     100.00        100.00        100.00       100.00       100.00        100.00
January 15, 2002...................................     100.00        100.00        100.00       100.00       100.00        100.00
February 15, 2002..................................     100.00        100.00        100.00       100.00       100.00        100.00
March 15, 2002.....................................     100.00        100.00        100.00       100.00       100.00        100.00
April 15, 2002.....................................     100.00        100.00        100.00       100.00       100.00        100.00
May 15, 2002.......................................     100.00        100.00        100.00       100.00       100.00        100.00
June 15, 2002......................................     100.00        100.00        100.00       100.00       100.00         89.30
July 15, 2002......................................     100.00        100.00        100.00        97.34        88.24         73.11
August 15, 2002....................................     100.00        100.00         93.13        83.85        73.89         57.37
September 15, 2002.................................     100.00         94.60         80.68        70.64        59.89         42.08
October 15, 2002...................................     100.00         83.35         68.45        57.72        46.25         27.27
November 15, 2002..................................      95.94         72.26         56.45        45.09        32.95         12.92
December 15, 2002..................................      86.27         61.31         44.69        32.75        20.01          0.00
January 15, 2003...................................      76.64         50.52         33.16        20.71         7.44          0.00
February 15, 2003..................................      67.05         39.89         21.86         8.96         0.00          0.00
March 15, 2003.....................................      57.50         29.42         10.81         0.00         0.00          0.00
April 15, 2003.....................................      47.99         19.10          0.00         0.00         0.00          0.00
May 15, 2003.......................................      39.18          9.48          0.00         0.00         0.00          0.00
June 15, 2003......................................      30.41          0.01          0.00         0.00         0.00          0.00
July 15, 2003......................................      21.67          0.00          0.00         0.00         0.00          0.00
August 15, 2003....................................      12.98          0.00          0.00         0.00         0.00          0.00
September 15, 2003.................................       4.33          0.00          0.00         0.00         0.00          0.00
October 15, 2003...................................       0.00          0.00          0.00         0.00         0.00          0.00
November 15, 2003..................................       0.00          0.00          0.00         0.00         0.00          0.00
December 15, 2003..................................       0.00          0.00          0.00         0.00         0.00          0.00
January 15, 2004...................................       0.00          0.00          0.00         0.00         0.00          0.00
February 15, 2004..................................       0.00          0.00          0.00         0.00         0.00          0.00
March 15, 2004.....................................       0.00          0.00          0.00         0.00         0.00          0.00
April 15, 2004.....................................       0.00          0.00          0.00         0.00         0.00          0.00
May 15, 2004.......................................       0.00          0.00          0.00         0.00         0.00          0.00
June 15, 2004......................................       0.00          0.00          0.00         0.00         0.00          0.00
July 15, 2004......................................       0.00          0.00          0.00         0.00         0.00          0.00
August 15, 2004....................................       0.00          0.00          0.00         0.00         0.00          0.00
September 15, 2004.................................       0.00          0.00          0.00         0.00         0.00          0.00
October 15, 2004...................................       0.00          0.00          0.00         0.00         0.00          0.00
November 15, 2004..................................       0.00          0.00          0.00         0.00         0.00          0.00
December 15, 2004..................................       0.00          0.00          0.00         0.00         0.00          0.00
January 15, 2005...................................       0.00          0.00          0.00         0.00         0.00          0.00
February 15, 2005..................................       0.00          0.00          0.00         0.00         0.00          0.00
March 15, 2005.....................................       0.00          0.00          0.00         0.00         0.00          0.00
April 15, 2005.....................................       0.00          0.00          0.00         0.00         0.00          0.00
May 15, 2005.......................................       0.00          0.00          0.00         0.00         0.00          0.00
June 15, 2005......................................       0.00          0.00          0.00         0.00         0.00          0.00
July 15, 2005......................................       0.00          0.00          0.00         0.00         0.00          0.00
August 15, 2005....................................       0.00          0.00          0.00         0.00         0.00          0.00
September 15, 2005.................................       0.00          0.00          0.00         0.00         0.00          0.00
October 15, 2005...................................       0.00          0.00          0.00         0.00         0.00          0.00
November 15, 2005..................................       0.00          0.00          0.00         0.00         0.00          0.00
December 15, 2005..................................       0.00          0.00          0.00         0.00         0.00          0.00
January 15, 2006...................................       0.00          0.00          0.00         0.00         0.00          0.00
February 15, 2006..................................       0.00          0.00          0.00         0.00         0.00          0.00
March 15, 2006.....................................       0.00          0.00          0.00         0.00         0.00          0.00
April 15, 2006.....................................       0.00          0.00          0.00         0.00         0.00          0.00
May 15, 2006.......................................       0.00          0.00          0.00         0.00         0.00          0.00
June 15, 2006......................................       0.00          0.00          0.00         0.00         0.00          0.00
July 15, 2006......................................       0.00          0.00          0.00         0.00         0.00          0.00
August 15, 2006....................................       0.00          0.00          0.00         0.00         0.00          0.00
September 15, 2006.................................       0.00          0.00          0.00         0.00         0.00          0.00
October 15, 2006...................................       0.00          0.00          0.00         0.00         0.00          0.00
November 15, 2006..................................       0.00          0.00          0.00         0.00         0.00          0.00
December 15, 2006..................................       0.00          0.00          0.00         0.00         0.00          0.00
January 15, 2007...................................       0.00          0.00          0.00         0.00         0.00          0.00
February 15, 2007..................................       0.00          0.00          0.00         0.00         0.00          0.00
March 15, 2007.....................................       0.00          0.00          0.00         0.00         0.00          0.00
April 15, 2007.....................................       0.00          0.00          0.00         0.00         0.00          0.00
May 15, 2007.......................................       0.00          0.00          0.00         0.00         0.00          0.00
June 15, 2007......................................       0.00          0.00          0.00         0.00         0.00          0.00
Weighted Average Life (years) (1)..................       1.44          1.20          1.08         1.00         0.93          0.82
Weighted Average Life to Call (years) (1) (2)......       1.44          1.20          1.08         1.00         0.93          0.82

--------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

           The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                               Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                                   Class A-3 Notes
                                                     --------------------------------------------------------------------------
Payment Date                                         0.50%        1.00%        1.30%         1.50%        1.70%         2.00%
------------                                         -----        -----        -----         -----        -----         -----

Closing Date.....................................       100.00%    100.00%       100.00%      100.00%      100.00%      100.00%
December 15, 2001................................       100.00     100.00        100.00       100.00       100.00       100.00
January 15, 2002.................................       100.00     100.00        100.00       100.00       100.00       100.00
February 15, 2002................................       100.00     100.00        100.00       100.00       100.00       100.00
March 15, 2002...................................       100.00     100.00        100.00       100.00       100.00       100.00
April 15, 2002...................................       100.00     100.00        100.00       100.00       100.00       100.00
May 15, 2002.....................................       100.00     100.00        100.00       100.00       100.00       100.00
June 15, 2002....................................       100.00     100.00        100.00       100.00       100.00       100.00
July 15, 2002....................................       100.00     100.00        100.00       100.00       100.00       100.00
August 15, 2002..................................       100.00     100.00        100.00       100.00       100.00       100.00
September 15, 2002...............................       100.00     100.00        100.00       100.00       100.00       100.00
October 15, 2002.................................       100.00     100.00        100.00       100.00       100.00       100.00
November 15, 2002................................       100.00     100.00        100.00       100.00       100.00       100.00
December 15, 2002................................       100.00     100.00        100.00       100.00       100.00        99.36
January 15, 2003.................................       100.00     100.00        100.00       100.00       100.00        90.43
February 15, 2003................................       100.00     100.00        100.00       100.00        96.81        81.82
March 15, 2003...................................       100.00     100.00        100.00        98.34        88.92        73.54
April 15, 2003...................................       100.00     100.00         99.99        90.91        81.27        65.58
May 15, 2003.....................................       100.00     100.00         93.24        83.91        74.03        57.96
June 15, 2003....................................       100.00     100.00         86.63        77.10        67.00        50.62
July 15, 2003....................................       100.00      93.79         80.16        70.46        60.20        43.56
August 15, 2003..................................       100.00      87.66         73.84        64.01        53.62        36.79
September 15, 2003...............................       100.00      81.64         67.67        57.75        47.26        30.30
October 15, 2003.................................        97.15      75.72         61.65        51.67        41.13        24.11
November 15, 2003................................        91.44      69.91         55.78        45.78        35.23        18.22
December 15, 2003................................        85.75      64.19         50.07        40.08        29.55        12.62
January 15, 2004.................................        80.10      58.58         44.51        34.57        24.11         7.32
February 15, 2004................................        74.48      53.07         39.11        29.26        18.91         2.49
March 15, 2004...................................        68.88      47.67         33.87        24.14        13.94         0.00
April 15, 2004...................................        63.32      42.38         28.78        19.22         9.21         0.00
May 15, 2004.....................................        57.78      37.20         23.86        14.50         4.73         0.00
June 15, 2004....................................        52.28      32.12         19.10         9.99         0.49         0.00
July 15, 2004....................................        47.70      27.79         14.94         5.95         0.00         0.00
August 15, 2004..................................        43.15      23.54         10.90         2.06         0.00         0.00
September 15, 2004...............................        38.63      19.39          7.00         0.00         0.00         0.00
October 15, 2004.................................        34.13      15.32          3.22         0.00         0.00         0.00
November 15, 2004................................        29.65      11.34          0.00         0.00         0.00         0.00
December 15, 2004................................        25.20       7.45          0.00         0.00         0.00         0.00
January 15, 2005.................................        20.78       3.66          0.00         0.00         0.00         0.00
February 15, 2005................................        16.39       0.00          0.00         0.00         0.00         0.00
March 15, 2005...................................        12.02       0.00          0.00         0.00         0.00         0.00
April 15, 2005...................................         7.68       0.00          0.00         0.00         0.00         0.00
May 15, 2005.....................................         3.37       0.00          0.00         0.00         0.00         0.00
June 15, 2005....................................         0.00       0.00          0.00         0.00         0.00         0.00
July 15, 2005....................................         0.00       0.00          0.00         0.00         0.00         0.00
August 15, 2005..................................         0.00       0.00          0.00         0.00         0.00         0.00
September 15, 2005...............................         0.00       0.00          0.00         0.00         0.00         0.00
October 15, 2005.................................         0.00       0.00          0.00         0.00         0.00         0.00
November 15, 2005................................         0.00       0.00          0.00         0.00         0.00         0.00
December 15, 2005................................         0.00       0.00          0.00         0.00         0.00         0.00
January 15, 2006.................................         0.00       0.00          0.00         0.00         0.00         0.00
February 15, 2006................................         0.00       0.00          0.00         0.00         0.00         0.00
March 15, 2006...................................         0.00       0.00          0.00         0.00         0.00         0.00
April 15, 2006...................................         0.00       0.00          0.00         0.00         0.00         0.00
May 15, 2006.....................................         0.00       0.00          0.00         0.00         0.00         0.00
June 15, 2006....................................         0.00       0.00          0.00         0.00         0.00         0.00
July 15, 2006....................................         0.00       0.00          0.00         0.00         0.00         0.00
August 15, 2006..................................         0.00       0.00          0.00         0.00         0.00         0.00
September 15, 2006...............................         0.00       0.00          0.00         0.00         0.00         0.00
October 15, 2006.................................         0.00       0.00          0.00         0.00         0.00         0.00
November 15, 2006................................         0.00       0.00          0.00         0.00         0.00         0.00
December 15, 2006................................         0.00       0.00          0.00         0.00         0.00         0.00
January 15, 2007.................................         0.00       0.00          0.00         0.00         0.00         0.00
February 15, 2007................................         0.00       0.00          0.00         0.00         0.00         0.00
March 15, 2007...................................         0.00       0.00          0.00         0.00         0.00         0.00
April 15, 2007...................................         0.00       0.00          0.00         0.00         0.00         0.00
May 15, 2007.....................................         0.00       0.00          0.00         0.00         0.00         0.00
June 15, 2007....................................         0.00       0.00          0.00         0.00         0.00         0.00
Weighted Average Life (years) (1)................         2.69       2.36          2.15         2.00         1.86         1.65
Weighted Average Life to Call (years) (1) (2)....         2.69       2.36          2.15         2.00         1.86         1.65

(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

           The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                                 Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                                      Class A-4 Notes
                                                         ------------------------------------------------------------------------
Payment Date                                             0.50%        1.00%        1.30%        1.50%         1.70%         2.00%
------------                                             -----        -----        -----        -----         -----         -----

Closing Date....................................        100.00%      100.00%      100.00%      100.00%       100.00%       100.00%
December 15, 2001...............................        100.00       100.00       100.00       100.00        100.00        100.00
January 15, 2002................................        100.00       100.00       100.00       100.00        100.00        100.00
February 15, 2002...............................        100.00       100.00       100.00       100.00        100.00        100.00
March 15, 2002..................................        100.00       100.00       100.00       100.00        100.00        100.00
April 15, 2002..................................        100.00       100.00       100.00       100.00        100.00        100.00
May 15, 2002....................................        100.00       100.00       100.00       100.00        100.00        100.00
June 15, 2002...................................        100.00       100.00       100.00       100.00        100.00        100.00
July 15, 2002...................................        100.00       100.00       100.00       100.00        100.00        100.00
August 15, 2002.................................        100.00       100.00       100.00       100.00        100.00        100.00
September 15, 2002..............................        100.00       100.00       100.00       100.00        100.00        100.00
October 15, 2002................................        100.00       100.00       100.00       100.00        100.00        100.00
November 15, 2002...............................        100.00       100.00       100.00       100.00        100.00        100.00
December 15, 2002...............................        100.00       100.00       100.00       100.00        100.00        100.00
January 15, 2003................................        100.00       100.00       100.00       100.00        100.00        100.00
February 15, 2003...............................        100.00       100.00       100.00       100.00        100.00        100.00
March 15, 2003..................................        100.00       100.00       100.00       100.00        100.00        100.00
April 15, 2003..................................        100.00       100.00       100.00       100.00        100.00        100.00
May 15, 2003....................................        100.00       100.00       100.00       100.00        100.00        100.00
June 15, 2003...................................        100.00       100.00       100.00       100.00        100.00        100.00
July 15, 2003...................................        100.00       100.00       100.00       100.00        100.00        100.00
August 15, 2003.................................        100.00       100.00       100.00       100.00        100.00        100.00
September 15, 2003..............................        100.00       100.00       100.00       100.00        100.00        100.00
October 15, 2003................................        100.00       100.00       100.00       100.00        100.00        100.00
November 15, 2003...............................        100.00       100.00       100.00       100.00        100.00        100.00
December 15, 2003...............................        100.00       100.00       100.00       100.00        100.00        100.00
January 15, 2004................................        100.00       100.00       100.00       100.00        100.00        100.00
February 15, 2004...............................        100.00       100.00       100.00       100.00        100.00        100.00
March 15, 2004..................................        100.00       100.00       100.00       100.00        100.00         94.23
April 15, 2004..................................        100.00       100.00       100.00       100.00        100.00         82.27
May 15, 2004....................................        100.00       100.00       100.00       100.00        100.00         70.94
June 15, 2004...................................        100.00       100.00       100.00       100.00        100.00         60.24
July 15, 2004...................................        100.00       100.00       100.00       100.00         90.66         50.18
August 15, 2004.................................        100.00       100.00       100.00       100.00         80.50         40.76
September 15, 2004..............................        100.00       100.00       100.00        95.46         70.86         32.00
October 15, 2004................................        100.00       100.00       100.00        85.72         61.74         25.00
November 15, 2004...............................        100.00       100.00        98.84        76.42         53.14         18.39
December 15, 2004...............................        100.00       100.00        89.25        67.57         45.07         12.18
January 15, 2005................................        100.00       100.00        80.02        59.16         37.55          6.37
February 15, 2005...............................        100.00        99.87        71.16        51.21         30.56          0.96
March 15, 2005..................................        100.00        90.00        62.68        43.72         24.12          0.00
April 15, 2005..................................        100.00        80.39        54.57        36.68         18.23          0.00
May 15, 2005....................................        100.00        71.04        46.84        30.12         12.89          0.00
June 15, 2005...................................         97.50        61.96        39.50        24.03          8.13          0.00
July 15, 2005...................................         89.58        55.46        33.90        19.05          3.79          0.00
August 15, 2005.................................         81.71        49.13        28.55        14.37          0.00          0.00
September 15, 2005..............................         73.89        42.96        23.43         9.98          0.00          0.00
October 15, 2005................................         66.13        36.97        18.56         5.89          0.00          0.00
November 15, 2005...............................         58.42        31.15        13.94         2.10          0.00          0.00
December 15, 2005...............................         50.76        25.50         9.58         0.00          0.00          0.00
January 15, 2006................................         43.15        20.03         5.46         0.00          0.00          0.00
February 15, 2006...............................         35.60        14.74         1.60         0.00          0.00          0.00
March 15, 2006..................................         28.11         9.63         0.00         0.00          0.00          0.00
April 15, 2006..................................         20.67         4.70         0.00         0.00          0.00          0.00
May 15, 2006....................................         13.29         0.00         0.00         0.00          0.00          0.00
June 15, 2006...................................          5.96         0.00         0.00         0.00          0.00          0.00
July 15, 2006...................................          3.73         0.00         0.00         0.00          0.00          0.00
August 15, 2006.................................          1.52         0.00         0.00         0.00          0.00          0.00
September 15, 2006..............................          0.00         0.00         0.00         0.00          0.00          0.00
October 15, 2006................................          0.00         0.00         0.00         0.00          0.00          0.00
November 15, 2006...............................          0.00         0.00         0.00         0.00          0.00          0.00
December 15, 2006...............................          0.00         0.00         0.00         0.00          0.00          0.00
January 15, 2007................................          0.00         0.00         0.00         0.00          0.00          0.00
February 15, 2007...............................          0.00         0.00         0.00         0.00          0.00          0.00
March 15, 2007..................................          0.00         0.00         0.00         0.00          0.00          0.00
April 15, 2007..................................          0.00         0.00         0.00         0.00          0.00          0.00
May 15, 2007....................................          0.00         0.00         0.00         0.00          0.00          0.00
June 15, 2007...................................          0.00         0.00         0.00         0.00          0.00          0.00
Weighted Average Life (years) (1)...............          4.13         3.81         3.55         3.34          3.10          2.73
Weighted Average Life to Call (years) (1) (2)...          4.11         3.79         3.51         3.30          3.07          2.70
Earliest Optional Call Date.....................      May 2006      Feb 2006     Oct 2005      Jul 2005     Apr 2005      Nov 2004

---------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

           The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                                    Percent of Initial Certificate Principal Amount at Various ABS Percentages

                                                                                   Class B Certificates
                                                         ------------------------------------------------------------------------
Payment Date                                               0.50%         1.00%       1.30%       1.50%       1.70%        2.00%
------------                                               -----         -----       -----       -----       -----        -----

Closing Date.........................................     100.00%       100.00%     100.00%     100.00%     100.00%      100.00%
December 15, 2001....................................     100.00        100.00      100.00      100.00      100.00       100.00
January 15, 2002.....................................     100.00        100.00      100.00      100.00      100.00       100.00
February 15, 2002....................................     100.00        100.00      100.00      100.00      100.00       100.00
March 15, 2002.......................................     100.00        100.00      100.00      100.00      100.00       100.00
April 15, 2002.......................................     100.00        100.00      100.00      100.00      100.00       100.00
May 15, 2002.........................................     100.00        100.00      100.00      100.00      100.00       100.00
June 15, 2002........................................     100.00        100.00      100.00      100.00      100.00       100.00
July 15, 2002........................................     100.00        100.00      100.00      100.00      100.00       100.00
August 15, 2002......................................     100.00        100.00      100.00      100.00      100.00       100.00
September 15, 2002...................................     100.00        100.00      100.00      100.00      100.00       100.00
October 15, 2002.....................................     100.00        100.00      100.00      100.00      100.00       100.00
November 15, 2002....................................     100.00        100.00      100.00      100.00      100.00       100.00
December 15, 2002....................................     100.00        100.00      100.00      100.00      100.00       100.00
January 15, 2003.....................................     100.00        100.00      100.00      100.00      100.00       100.00
February 15, 2003....................................     100.00        100.00      100.00      100.00      100.00       100.00
March 15, 2003.......................................     100.00        100.00      100.00      100.00      100.00       100.00
April 15, 2003.......................................     100.00        100.00      100.00      100.00      100.00       100.00
May 15, 2003.........................................     100.00        100.00      100.00      100.00      100.00       100.00
June 15, 2003........................................     100.00        100.00      100.00      100.00      100.00       100.00
July 15, 2003........................................     100.00        100.00      100.00      100.00      100.00       100.00
August 15, 2003......................................     100.00        100.00      100.00      100.00      100.00       100.00
September 15, 2003...................................     100.00        100.00      100.00      100.00      100.00       100.00
October 15, 2003.....................................     100.00        100.00      100.00      100.00      100.00       100.00
November 15, 2003....................................     100.00        100.00      100.00      100.00      100.00       100.00
December 15, 2003....................................     100.00        100.00      100.00      100.00      100.00       100.00
January 15, 2004.....................................     100.00        100.00      100.00      100.00      100.00       100.00
February 15, 2004....................................     100.00        100.00      100.00      100.00      100.00       100.00
March 15, 2004.......................................     100.00        100.00      100.00      100.00      100.00       100.00
April 15, 2004.......................................     100.00        100.00      100.00      100.00      100.00       100.00
May 15, 2004.........................................     100.00        100.00      100.00      100.00      100.00       100.00
June 15, 2004........................................     100.00        100.00      100.00      100.00      100.00       100.00
July 15, 2004........................................     100.00        100.00      100.00      100.00      100.00       100.00
August 15, 2004......................................     100.00        100.00      100.00      100.00      100.00       100.00
September 15, 2004...................................     100.00        100.00      100.00      100.00      100.00       100.00
October 15, 2004.....................................     100.00        100.00      100.00      100.00      100.00       100.00
November 15, 2004....................................     100.00        100.00      100.00      100.00      100.00       100.00
December 15, 2004....................................     100.00        100.00      100.00      100.00      100.00       100.00
January 15, 2005.....................................     100.00        100.00      100.00      100.00      100.00       100.00
February 15, 2005....................................     100.00        100.00      100.00      100.00      100.00       100.00
March 15, 2005.......................................     100.00        100.00      100.00      100.00      100.00        79.42
April 15, 2005.......................................     100.00        100.00      100.00      100.00      100.00        56.02
May 15, 2005.........................................     100.00        100.00      100.00      100.00      100.00        34.73
June 15, 2005........................................     100.00        100.00      100.00      100.00      100.00        15.58
July 15, 2005........................................     100.00        100.00      100.00      100.00      100.00         7.49
August 15, 2005......................................     100.00        100.00      100.00      100.00       98.99         0.00
September 15, 2005...................................     100.00        100.00      100.00      100.00       80.42         0.00
October 15, 2005.....................................     100.00        100.00      100.00      100.00       63.65         0.00
November 15, 2005....................................     100.00        100.00      100.00      100.00       48.69         0.00
December 15, 2005....................................     100.00        100.00      100.00       92.92       35.55         0.00
January 15, 2006.....................................     100.00        100.00      100.00       76.71       24.25         0.00
February 15, 2006....................................     100.00        100.00      100.00       62.08       14.82         0.00
March 15, 2006.......................................     100.00        100.00       89.79       49.04        7.62         0.00
April 15, 2006.......................................     100.00        100.00       72.76       37.61        3.22         0.00
May 15, 2006.........................................     100.00         99.73       57.07       27.80        0.00         0.00
June 15, 2006........................................     100.00         76.47       42.73       19.63        0.00         0.00
July 15, 2006........................................     100.00         68.55       36.97       15.34        0.00         0.00
August 15, 2006......................................     100.00         60.90       31.59       11.52        0.00         0.00
September 15, 2006...................................      96.56         53.53       26.61        8.17        0.00         0.00
October 15, 2006.....................................      85.46         46.43       22.02        5.30        0.00         0.00
November 15, 2006....................................      74.45         39.62       17.83        2.91        0.00         0.00
December 15, 2006....................................      63.53         33.09       14.04        1.00        0.00         0.00
January 15, 2007.....................................      52.71         26.84       10.66        0.00        0.00         0.00
February 15, 2007....................................      41.98         20.89        7.69        0.00        0.00         0.00
March 15, 2007.......................................      31.34         15.22        5.14        0.00        0.00         0.00
April 15, 2007.......................................      20.79          9.85        3.00        0.00        0.00         0.00
May 15, 2007.........................................      10.35          4.78        1.29        0.00        0.00         0.00
June 15, 2007........................................       0.00          0.00        0.00        0.00        0.00         0.00
Weighted Average Life (years) (1)....................       5.22          4.95        4.69        4.41        4.05         3.48
Weighted Average Life to Call (years) (1) (2)........       4.49          4.24        3.90        3.65        3.40         2.99
Earliest Optional Call Date..........................     May 2006    Feb 2006     Oct 2005    Jul 2005     Apr 2005     Nov 2004

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(1) The weighted average life of a certificate is determined by (a)
    multiplying the amount of each principal payment on a certificate by the number of years from the date of the issuance of the certificate to the related payment date, (b) adding the results and (c) dividing the sum by the related initial certificate balance of the certificate.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

           The ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.